UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street, Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

(973) 802-6000

(Registrant’s telephone number, including area code)

ITEM 5. OTHER INFORMATION.

Prudential Financial, Inc. entered into an indenture, dated December 18, 2001, between Prudential Financial and JPMorgan Chase Bank, as trustee, as supplemented by the first supplemental indenture, dated as of December 18, 2001, pursuant to which Prudential Financial previously issued 5.34% Debentures due November 15, 2006 (the “Debentures”) to a Delaware trust (the “Trust”) in connection with the initial public offering of 6.75% Equity Security Units (the “Units”). A copy of each of the indenture and the first supplemental indenture is attached hereto as Exhibits 4.27 and 4.28 and is filed with reference to and hereby incorporated by reference into Prudential Financial’s shelf Registration Statement on Form S-3 (File Nos. 333-104444, 333-104444-01, 333-104444-02). Pursuant to the terms of the Trust, Prudential Financial had dissolved the Trust and distributed the Debentures to the holder of the Units.

JPMorgan Chase Bank is the trustee under the indenture and the first supplemental indenture. As required by the terms of the agreements pursuant to which the Debentures and the Units were issued at the time of Prudential Financial’s initial public offering, Prudential Financial intends to conduct a remarketing of the Debentures under the above-noted shelf Registration Statement on Form S-3. Accordingly, JPMorgan Chase Bank has filed with the Securities and Exchange Commission a Form T-1, as required by Section 305(b)(2) under the Trust Indenture Act of 1939, to qualify the indenture and the first supplemental indenture for purposes of such remarketing under such shelf Registration Statement. A copy of the Form T-1 is attached hereto as Exhibit 25.7 and is filed with reference to and hereby incorporated by reference into the above-noted shelf Registration Statement of Prudential Financial.

ITEM 7. EXHIBITS.

4.27	Indenture, dated December 18, 2001, between Prudential Financial, Inc. and JPMorgan Chase Bank, as Trustee, relating to 5.34% Debentures due November 15, 2006

4.28	First Supplemental Indenture, dated as of December 18, 2001, between Prudential Financial, Inc. and JPMorgan Chase Bank, as Trustee, relating to 5.34% Debentures due November 15, 2006

25.7	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of JPMorgan Chase Bank to act as Trustee under the indenture, dated December 18, 2001, between Prudential Financial, Inc. and JPMorgan Chase Bank, as supplemented by the First Supplemental Indenture, dated as of December 18, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Kathleen M. Gibson
Name:	Kathleen M. Gibson
Title:	Vice-President, Secretary and Corporate Governance Officer

Date: July 29, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit
4.27	Indenture, dated December 18, 2001, between Prudential Financial, Inc. and JPMorgan Chase Bank, as Trustee, relating to 5.34% Debentures due November 15, 2006

4.28	First Supplemental Indenture, dated as of December 18, 2001, between Prudential Financial, Inc. and JPMorgan Chase Bank, as Trustee, relating to 5.34% Debentures due November 15, 2006

25.7	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of JPMorgan Chase Bank to act as Trustee under the indenture, dated December 18, 2001, between Prudential Financial, Inc. and JPMorgan Chase Bank, as supplemented by the First Supplemental Indenture, dated as of December 18, 2001